Exhibit 99.1

P.F. CHANG’S EARNS $0.25 PER SHARE

SCOTTSDALE, Arizona, October 22, 2003 – P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $6.5 million for the third quarter ended September 28, 2003 compared to $4.4 million in the third quarter of the prior year. Earnings per share for the third quarter increased to $0.25 from $0.17 in the third quarter of the prior year.

(000 except per share data)	3Q03	2Q03	3Q02

Revenues	$139,729	$136,605	$107,052
Net Income	$6,477	$7,077	$4,417
Diluted Earnings Per Share	$0.25	$0.27	$0.17
Shares Used in EPS calculation	26,331	26,228	25,841

2003 Expectations

The company anticipates opening 18 new Bistro units (twelve of which are already open) and 17 new Pei Wei units (fourteen of which are already open) in 2003. Based on this development schedule, and assuming comparable store sales growth at the Bistro units of 2% to 3% for the fourth quarter of this year, the company expects consolidated revenues of $558 million in fiscal 2003, a 32% increase over fiscal 2002. The company has increased its estimate of preopening costs at the Bistro in the fourth quarter of 2003 by approximately $400,000 to reflect higher preopening costs for the new units opening in the fourth quarter given current cost trends as well as additional costs associated with earlier than anticipated opening dates for certain 2004 units. Accordingly, net income is anticipated to be $27.7 million, which equates to earnings per share of $1.06. Included in these estimates is the expectation that Pei Wei Asian Diner will be slightly profitable for the year. The company will release its fourth quarter 2003 revenue results on December 31, 2003 and its fourth quarter 2003 earnings results on February 11, 2004.

2004 Expectations

The company anticipates opening 16 to 18 new Bistro units and 19 to 21 new Pei Wei units in 2004. Based on this development schedule, and given the slight increase in new store weeks at the Bistro for the first quarter openings noted above, the company expects consolidated revenues of $697 million, net income of $36 million and earnings per share of $1.32. Included in these estimates is the assumption that Pei Wei Asian Diner will be slightly profitable in 2004. The company will have one additional week in fiscal 2004 (a 53 week year versus the typical 52 week year) which is not reflected in the full-year estimates noted above.

The company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the third quarter results as well as an outlook for future periods. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; and other risks described in the company’s recent SEC filings. In addition, the supplemental sales information is provided to investors to help gauge the company’s performance and is not indicative of future results.

Contact:	P.F. Chang’s China Bistro, Inc.	(602) 957-8986
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Kristina Cashman	kristinac@pfchangs.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended

	Sep 28	Jun 29	Sep 29
	2003	2003	2002

Revenues	$139,729	$136,605	$107,052
Cost of sales	38,460	37,207	28,631
Labor	43,726	42,776	34,187
Operating	23,316	22,772	18,191
Occupancy	7,711	7,617	6,426

Restaurant operating profit	26,516	26,233	19,617
General & administrative	6,897	7,345	5,304
Depreciation & amortization	4,827	4,646	3,673
Preopening expenses	2,627	1,176	2,340

Income from operations	12,165	13,066	8,300
Interest (expense) income and other income	(69)	(3)	33
Minority interests	(2,305)	(2,340)	(1,547)

Income before provision for income taxes	9,791	10,723	6,786
Provision for income taxes	(3,314)	(3,646)	(2,369)

Net income	$6,477	$7,077	$4,417

Basic net income per share	$0.25	$0.28	$0.18
Diluted net income per share	$0.25	$0.27	$0.17
Shares used in calculation of basic EPS	25,414	25,338	24,944
Shares used in calculation of diluted EPS	26,331	26,228	25,841

	Percentage of Revenues

	Sep 28	Jun 29	Sep 29
	2003	2003	2002

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.5%	27.2%	26.7%
Labor	31.3%	31.3%	31.9%
Operating	16.7%	16.7%	17.0%
Occupancy	5.5%	5.6%	6.0%

Restaurant operating profit	19.0%	19.2%	18.3%
General & administrative	4.9%	5.4%	5.0%
Depreciation & amortization	3.5%	3.4%	3.4%
Preopening expenses	1.9%	0.9%	2.2%

Income from operations	8.7%	9.6%	7.8%
Interest (expense) income and other income	0.0%	0.0%	0.0%
Minority interests	-1.6%	-1.7%	-1.4%

Income before provision for income taxes	7.0%	7.8%	6.3%
Provision for income taxes	-2.4%	-2.7%	-2.2%

Net income	4.6%	5.2%	4.1%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	39 Weeks Ended	39 Weeks Ended

	Sep 28	Sep 29
	2003	2002

Revenues	$407,929	$306,202
Cost of sales	110,916	81,784
Labor	128,170	96,992
Operating	67,696	51,249
Occupancy	22,747	18,769

Restaurant operating profit	78,400	57,408
General & administrative	21,024	15,720
Depreciation & amortization	13,761	10,495
Preopening expenses	5,787	4,438

Income from operations	37,828	26,755
Interest (expense) income and other income	(31)	6
Minority interests	(6,985)	(4,602)

Income before provision for income taxes	30,812	22,159
Provision for income taxes	(10,461)	(7,749)

Net income	$20,351	$14,410

Basic net income per share	$0.80	$0.59
Diluted net income per share	$0.78	$0.56
Shares used in calculation of basic EPS	25,296	24,583
Shares used in calculation of diluted EPS	26,199	25,914

	Sep 28	Sep 29
	2003	2002

Revenues	100.0%	100.0%
Cost of sales	27.2%	26.7%
Labor	31.4%	31.7%
Operating	16.6%	16.7%
Occupancy	5.6%	6.1%

Restaurant operating profit	19.2%	18.7%
General & administrative	5.2%	5.1%
Depreciation & amortization	3.4%	3.4%
Preopening expenses	1.4%	1.4%

Income from operations	9.3%	8.7%
Interest income and other income	0.0%	0.0%
Minority interests	-1.7%	-1.5%

Income before provision for income taxes	7.6%	7.2%
Provision for income taxes	-2.6%	-2.5%

Net income	5.0%	4.7%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended Sep 28, 2003

	Total	Bistro	Pei Wei

Revenues	$139,729	$125,745	$13,984
Cost of sales	38,460	34,347	4,113
Labor	43,726	39,143	4,583
Operating	23,316	21,118	2,198
Occupancy	7,711	6,785	926

Restaurant operating profit	26,516	24,352	2,164
General & administrative	6,897	5,868	1,029
Depreciation & amortization	4,827	4,284	543
Preopening expenses	2,627	2,033	594

Income from operations	12,165	12,167	(2)
Interest (expense) income and other income	(69)	(69)	(0)
Minority interests	(2,305)	(2,145)	(160)

Income before provision for income taxes	9,791	9,953	(162)

Provision for income taxes	(3,314)

Net income	$6,477

Basic net income per share	$0.25
Diluted net income per share	$0.25
Shares used in calculation of basic EPS	25,414
Shares used in calculation of diluted EPS	26,331

	Percentage of Revenues

	Total	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.5%	27.3%	29.4%
Labor	31.3%	31.1%	32.8%
Operating	16.7%	16.8%	15.7%
Occupancy	5.5%	5.4%	6.6%

Restaurant operating profit	19.0%	19.4%	15.5%
General & administrative	4.9%	4.7%	7.4%
Depreciation & amortization	3.5%	3.4%	3.9%
Preopening expenses	1.9%	1.6%	4.2%

Income from operations	8.7%	9.7%	0.0%
Interest (expense) income and other income	0.0%	-0.1%	0.0%
Minority interests	-1.6%	-1.7%	-1.1%

Income before provision for income taxes	7.0%	7.9%	-1.2%

Provision for income taxes	-2.4%

Net income	4.6%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	39 Weeks Ended September 28, 2003

	Total	Bistro	Pei Wei

Revenues	$407,929	$370,404	$37,525
Cost of sales	110,916	99,948	10,968
Labor	128,170	115,871	12,299
Operating	67,696	61,892	5,804
Occupancy	22,747	20,281	2,466

Restaurant operating profit	78,400	72,412	5,988
General & administrative	21,024	18,229	2,795
Depreciation & amortization	13,761	12,347	1,414
Preopening expenses	5,787	4,568	1,219

Income from operations	37,828	37,268	560
Interest income and other income	(31)	(36)	5
Minority interests	(6,985)	(6,521)	(464)

Income before provision for income taxes	30,812	30,711	101

Provision for income taxes	(10,461)

Net income	$20,351

Basic net income per share	$0.80
Diluted net income per share	$0.78
Shares used in calculation of basic EPS	25,296
Shares used in calculation of diluted EPS	26,199

	Percentage of Revenues

	Total	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.2%	27.0%	29.2%
Labor	31.4%	31.3%	32.8%
Operating	16.6%	16.7%	15.5%
Occupancy	5.6%	5.5%	6.6%

Restaurant operating profit	19.2%	19.5%	16.0%
General & administrative	5.2%	4.9%	7.4%
Depreciation & amortization	3.4%	3.3%	3.8%
Preopening expenses	1.4%	1.2%	3.2%

Income from operations	9.3%	10.1%	1.5%
Interest income and other income	0.0%	0.0%	0.0%
Minority interests	-1.7%	-1.8%	-1.2%

Income before provision for income taxes	7.6%	8.3%	0.3%

Provision for income taxes	-2.6%

Net income	5.0%

Certain percentage amounts do not sum to total due to rounding.

P.F.Chang’s China Bistro

Supplemental Sales Information

Year of Unit Opening (1)

	Pre-1996	1996	1997	1998	1999	2000	2001	2002	2003	Total

Units	4	3	6	10	13	16	13	14	11	90
Sales (000)
1Q03	6,434	5,908	9,060	15,753	18,800	23,236	18,815	17,983	4,751	120,740
2Q03	6,238	5,955	9,180	15,545	19,037	23,754	18,576	17,214	8,420	123,919
3Q03	6,190	5,970	8,914	15,428	18,804	23,842	18,108	16,850	11,639	125,745
2003	18,862	17,833	27,154	46,726	56,641	70,832	55,499	52,047	24,810	370,404
Average Weekly Sales (AWS)
1Q03	123,738	151,474	116,157	121,175	111,239	111,713	111,331	98,808	143,980	113,906
2Q03	119,958	152,695	117,695	119,575	112,647	114,202	109,915	94,582	125,666	113,271
3Q03	119,044	153,083	114,272	118,677	111,269	114,625	107,148	92,579	115,241	111,476
2003	120,913	152,417	116,042	119,809	111,719	113,513	109,465	95,323	123,434	112,859
Year-Over-Year Change in AWS
1Q03	0.2%	3.7%	6.0%	5.1%	5.0%	11.0%	5.4%	-1.7%	—	4.4%
2Q03	-0.4%	1.9%	7.3%	1.4%	5.3%	10.4%	5.1%	-6.1%	—	3.1%
3Q03	0.4%	1.1%	6.7%	-0.6%	4.4%	10.4%	4.9%	-3.7%	—	2.7%
2003	0.1%	2.2%	6.7%	1.9%	4.9%	10.6%	5.1%	-2.7%	—	3.4%
Year-Over-Year Change Comp Store Sales (2)
Units	4	3	6	10	13	16	13	3	—	68
1Q03	0.2%	3.7%	6.0%	5.1%	5.0%	11.0%	6.6%	—	—	6.4%
2Q03	-0.4%	1.9%	7.3%	1.4%	5.3%	10.4%	5.2%	5.4%	—	5.4%
3Q03	0.4%	1.1%	6.7%	-0.6%	4.4%	10.4%	4.9%	7.4%	—	4.8%
2003	0.1%	2.2%	6.7%	1.9%	4.9%	10.6%	5.4%	7.1%	—	5.5%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation

Pei Wei Asian Diner

Supplemental Sales Information

Year of Unit Opening (1)

	2000	2001	2002	2003	Total

Units	1	4	11	11	27
Sales (000)
1Q03	868	2,390	5,762	1,835	10,855
2Q03	841	2,241	5,722	3,882	12,686
3Q03	814	2,141	5,603	5,426	13,984
2003	2,523	6,772	17,087	11,143	37,525
Average Weekly Sales (AWS)
1Q03	66,787	45,956	40,295	52,437	44,673
2Q03	64,652	43,092	40,017	53,176	45,144
3Q03	62,593	41,176	39,180	47,599	43,428
2003	64,677	43,408	39,831	50,195	44,356
Year-Over-Year Change in AWS
1Q03	3.0%	6.4%	-15.1%	—	-6.0%
2Q03	4.2%	-0.3%	11.3%	—	3.4%
3Q03	6.2%	-0.4%	7.8%	—	8.2%
2003	4.4%	1.9%	6.6%	—	3.2%
Year-Over-Year Change Comp Store Sales (2)
Units	1	4	2	—	7
1Q03	3.0%	-1.2%	—	—	1.1%
2Q03	4.2%	-2.5%	2.1%	—	-0.1%
3Q03	6.2%	-0.4%	0.8%	—	1.2%
2003	4.4%	-1.3%	1.1%	—	0.7%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation

P.F. Chang’s China Bistro, Inc.

Development Schedule

	P. F. Chang's China Bistro

	3Q03	4Q03	1Q04	2Q04

Units opened	5	1
Units under construction		6	6
Units in development				3

Total new unit development	5	7	6	3
Existing units	85	90	97	103

Total units	90	97	103	106

	Pei Wei Asian Diner

	3Q03	4Q03	1Q04	2Q04

Units opened	4	3
Units under construction		3	1
Units in development			3	5

Total new unit development	4	6	4	5
Existing units	23	27	33	37

Total units	27	33	37	42

P.F. Chang’s China Bistro, Inc.

2003 Forecast

	1Q03			2Q03			3Q03

	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total

Store weeks	1,060	243	1,303	1,094	281	1,375	1,128	322	1,450
Average weekly sales (000)	113.9	44.7	101.0	113.3	45.1	99.3	111.5	43.4	96.4
Revenues (millions)	120.7	10.9	131.6	123.9	12.7	136.6	125.7	14.0	139.7
Restaurant operating profit	23.9	1.7	25.7	24.2	2.1	26.2	24.3	2.2	26.5
General & administrative	5.9	0.8	6.8	6.4	0.9	7.3	5.9	1.0	6.9
Depreciation & amortization	3.9	0.4	4.3	4.2	0.5	4.6	4.3	0.5	4.8
Preopening expenses	1.7	0.3	2.0	0.9	0.3	1.2	2.0	0.6	2.6
Other income	(0.0)	—	(0.0)	—	—	—	0.1	—	0.1
Minority interest	2.2	0.1	2.3	2.2	0.2	2.3	2.1	0.2	2.3

Income (loss) before tax provision	10.2	0.1	10.3	10.5	0.2	10.7	10.0	(0.2)	9.8
Tax provision	3.5	0.0	3.5	3.6	0.1	3.6	3.4	(0.1)	3.3

Net income (loss)	6.8	0.0	6.8	6.9	0.1	7.1	6.6	(0.1)	6.5

FD shares	26.0	26.0	26.0	26.2	26.2	26.2	26.3	26.3	26.3
EPS	$0.26	$0.00	$0.26	$0.26	$0.01	$0.27	$0.25	$(0.00)	$0.25
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Restaurant operating profit	19.8%	16.1%	19.5%	19.5%	16.4%	19.2%	19.4%	15.5%	19.0%
General & administrative	4.9%	7.8%	5.2%	5.2%	7.2%	5.4%	4.7%	7.4%	5.0%
Depreciation & amortization	3.2%	3.7%	3.3%	3.4%	3.7%	3.4%	3.4%	3.9%	3.4%
Preopening expenses	1.4%	2.9%	1.5%	0.7%	2.5%	0.9%	1.6%	4.2%	1.9%
Other income	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%
Minority interest	1.8%	1.3%	1.8%	1.8%	1.3%	1.7%	1.7%	1.1%	1.6%

Income (loss) before tax provision	8.5%	0.5%	7.8%	8.5%	1.6%	7.9%	7.9%	-1.1%	7.0%
Tax provision	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%

Net income (loss)	5.6%	0.3%	5.2%	5.6%	1.1%	5.2%	5.2%	-0.7%	4.6%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4Q03E			2003E

	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total

Store weeks	1,215	404	1,619	4,497	1,250	5,747
Average weekly sales (000)	109.5	42.8	92.9	112.0	43.9	97.1
Revenues (millions)	133.0	17.3	150.3	503.5	54.8	558.3
Restaurant operating profit	26.0	2.6	28.6	98.4	8.6	106.9
General & administrative	6.2	1.2	7.4	24.5	3.9	28.4
Depreciation & amortization	4.4	0.6	5.0	16.7	2.0	18.7
Preopening expenses	2.1	0.5	2.6	6.7	1.7	8.4
Other income	—	—	—	0.0	—	0.0
Minority interest	2.2	0.2	2.4	8.7	0.6	9.4

Income (loss) before tax provision	11.1	0.1	11.2	41.8	0.2	42.0
Tax provision	3.8	0.0	3.8	14.2	0.1	14.3

Net income (loss)	7.3	0.1	7.4	27.6	0.2	27.7

FD shares	26.3	26.3	26.3	26.2	26.2	26.2
EPS	$0.28	$0.00	$0.28	$1.05	$0.01	$1.06
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Restaurant operating profit	19.5%	14.8%	19.0%	19.5%	15.6%	19.2%
General & administrative	4.7%	6.6%	4.9%	4.9%	7.2%	5.1%
Depreciation & amortization	3.3%	3.5%	3.3%	3.3%	3.7%	3.4%
Preopening expenses	1.6%	2.9%	1.7%	1.3%	3.1%	1.5%
Other income	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Minority interest	1.7%	1.0%	1.6%	1.7%	1.2%	1.7%

Income (loss) before tax provision	8.3%	0.8%	7.5%	8.3%	0.4%	7.5%
Tax provision	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%

Net income (loss)	5.5%	0.5%	4.9%	5.5%	0.3%	5.0%

P.F. Chang’s China Bistro, Inc.

2003 Forecast vs 2002 Actual

	1Q02	1Q03	Change	2Q02	2Q03	Change	3Q02	3Q03	Change

Store weeks	937	1,303	39.1%	981	1,375	40.2%	1,078	1,450	34.5%
Average weekly sales (000)	104.1	101.0	-2.9%	103.7	99.3	-4.2%	99.4	96.4	-3.0%
Revenues (millions)	97.5	131.6	35.0%	101.7	136.6	34.3%	107.1	139.7	30.5%
Restaurant operating profit	18.2	25.7		19.6	26.2		19.6	26.5
General & administrative	5.0	6.8		5.5	7.3		5.3	6.9
Depreciation & amortization	3.3	4.3		3.5	4.6		3.7	4.8
Preopening expenses	0.6	2.0		1.5	1.2		2.3	2.6
Other income	—	(0.0)		—	—		—	0.1
Elimination of minority interest	1.4	2.3		1.6	2.3		1.5	2.3

Income (loss) before tax provision	7.9	10.3		7.5	10.7		6.8	9.8
Tax provision	2.8	3.5		2.6	3.6		2.4	3.3

Net income (loss)	5.1	6.8	34.3%	4.9	7.1	44.5%	4.4	6.5	47.6%

FD shares	25.9	26.0		26.0	26.2		25.8	26.3
EPS	$0.20	$0.26	33.6%	$0.19	$0.27	43.2%	$0.17	$0.25	44.7%
Revenues	100.0%	100.0%		100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	18.7%	19.5%		19.3%	19.2%		18.3%	19.0%
General & administrative	5.1%	5.2%		5.4%	5.4%		4.9%	5.0%
Depreciation & amortization	3.4%	3.3%		3.4%	3.4%		3.5%	3.4%
Preopening expenses	0.6%	1.5%		1.5%	0.9%		2.1%	1.9%
Other income	0.0%	0.0%		0.0%	0.0%		0.0%	0.0%
Elimination of minority interest	1.5%	1.8%		1.6%	1.7%		1.4%	1.6%

Income (loss) before tax provision	8.1%	7.8%		7.4%	7.9%		6.3%	7.0%
Tax provision	35.0%	34.0%		35.0%	34.0%		35.0%	34.0%

Net income (loss)	5.2%	5.2%		4.8%	5.2%		4.1%	4.6%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4Q02	4Q03E	Change	2002	2003E	Change

Store weeks	1,201	1,619	34.8%	4,197	5,747	36.9%
Average weekly sales (000)	96.5	92.9	-3.7%	100.6	97.1	-3.4%
Revenues (millions)	115.9	150.3	29.8%	422.1	558.3	32.2%
Restaurant operating profit	22.3	28.6		79.7	106.9
General & administrative	4.9	7.4		20.6	28.4
Depreciation & amortization	3.9	5.0		14.4	18.7
Preopening expenses	1.9	2.6		6.3	8.4
Other income	0.0	—		0.0	0.0
Elimination of minority interest	1.8	2.4		6.4	9.4

Income (loss) before tax provision	9.9	11.2		32.1	42.0
Tax provision	3.4	3.8		11.2	14.3

Net income (loss)	6.5	7.4	14.7%	20.9	27.7	32.9%

FD shares	26.0	26.3		25.9	26.2
EPS	$0.25	$0.28	13.0%	$0.81	$1.06	30.5%
Revenues	100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	19.3%	19.0%		18.9%	19.2%
General & administrative	4.2%	4.9%		4.9%	5.1%
Depreciation & amortization	3.3%	3.3%		3.4%	3.4%
Preopening expenses	1.6%	1.7%		1.5%	1.5%
Other income	0.0%	0.0%		0.0%	0.0%
Elimination of minority interest	1.6%	1.6%		1.5%	1.7%

Income (loss) before tax provision	8.5%	7.5%		7.6%	7.5%
Tax provision	34.5%	34.0%		34.9%	34.0%

Net income (loss)	5.6%	4.9%		4.9%	5.0%